Exhibit 32

CERTIFICATION OF CEO and CFO PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with report on Form 10-Q of Reed’s, Inc. (the “Company”) for the three months ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. Reed, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 20, 2008	/s/ Christopher J. Reed
Christopher J. Reed Chief Executive Officer and Chief Financial Officer